Second Quarter 2013 Conference Call July 23, 2013 Exhibit 99.1 © 2013 Oldemark LLC

© 2013 Oldemark LLC JOHN BARKER Chief Communications Officer 2

Today’s Agenda CEO Overview Emil Brolick Financial Update Steve Hare Q&A 3

This presentation, and certain information that management may discuss in connection with this presentation, contains certain statements that are not historical facts, including information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (The “Reform Act”). For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the
Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking Statements” in our news release issued on July 23, 2013 and in the “Special Note Regarding Forward-Looking Statements and Projections” and “Risk Factors”
sections of our most recent Form 10-K / Form 10-Qs.
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures, such as adjusted earnings before interest, taxes, depreciation and amortization, or adjusted EBITDA, and adjusted earnings per share. Adjusted EBITDA and adjusted earnings per share exclude certain expenses, net of certain benefits. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the Appendix to this presentation, and are included in our news release issued on July 23, 2013 and posted on
www.aboutwendys.com.

Forward-Looking Statements and Non-GAAP Financial Measures

© 2013 Oldemark LLC EMIL BROLICK President & CEO 5

STRONG Q2 EARNINGS …
ADJUSTED EBITDA & EPS
2013 OUTLOOK TRENDING
TOWARD HIGH END OF RANGE
BRAND TRANSFORMATION
PROGRESS CONTINUES
2012 INITIATIVES
CONTRIBUTING TO SOLID 2013
SYSTEM OPTIMIZATION TO
IMPROVE EARNINGS QUALITY

Adjusted EBITDA* $102.1 mil vs.    $89.1 mil
Adjusted EPS* $0.08       vs. $0.05
Co.-Op. Rest. Margin 16.7%      vs.     14.1%
Co.-Op. SSS       0.4%      vs.       3.2%

Preliminary Q2 2013 Highlights
2013 2012
*See reconciliation of Adjusted EBITDA and Adjusted EPS in the appendix.
+15%
+60%
3.6%
2-year
+260bps

PRETZEL BACON CHEESEBURGER 8

Pretzel Love Songs Event with Nick Lachey
CNN anchor Kate Bolduan
TODAY with Kathie Lee and Hoda
•
More than One Billion Consumer Impressions
•
Over 60 Million views of promotional videos
•
National broadcast segments:
•
CNN ‘New Day’ and TODAY with Kathie Lee & Hoda
•
Partnered with celebrity Nick Lachey to host a
Pretzel Love Songs media event to kick off the
#PretzelLoveSongs
digital campaign
in NYC
COVERAGE:
PRETZEL BACON CHEESEBURGER
PRETZEL BACON CHEESEBURGER
PR / SOCIAL MEDIA HIGHLIGHTS
PR / SOCIAL MEDIA HIGHLIGHTS

System Optimization Next Phase of Brand Transformation… 10 © 2013 Oldemark LLC

11

Image / Experience Activation
Core Organic
Growth
Strategies
Shareholder
Value-Enhancing
Initiatives
System Optimization
Financial Management
Global Growth
Restaurant Utilization
& Daypart Expansion
New Restaurant Development
North America Same-Store Sales Growth

•
•
Sell approx. 425 restaurants by mid-2014
Sell approx. 425 restaurants by mid-2014
•
•
Lower company ownership from 22% to 15%
Lower company ownership from 22% to 15%
•
•
Concentrate company ownership
Concentrate company ownership
•
•
Generate a higher restaurant operating margin
Generate a higher restaurant operating margin
with more focused portfolio
with more focused portfolio
Optimize Restaurant Portfolio

PROSPECTIVE BUYERS
425 RESTAURANTS
•
New and existing franchisees
•
Strong operators with proven success
•
Strong financially and well-capitalized
•
Growth mindset – commitment to
Image Activation and new restaurant
development
•
Demonstrated commitment to
customer service

Recent Progress
•
Kansas City
•
24 Wendy’s restaurants purchased from the
company and agreement to acquire 13 restaurants
from a franchisee
•
Largest Pizza Hut franchisee
•
Operated by current franchisee in Topeka, Kansas
•
26 Wendy’s restaurants
NPC
Legacy
Restaurant
Group

Adj. EPS growth
Adj. EPS growth
Margin
Margin
Royalty income
Royalty income
Rent income
Rent income
Cash flow
Cash flow
Optimize Financial Performance
Sales
Sales
G&A
G&A
Cap ex
Cap ex
Depreciation
Depreciation
Adj. EBITDA growth
Adj. EBITDA growth
ENHANCE QUALITY OF EARNINGS
Lower Higher Maintain
* Estimates based on Company’s current outlook.

Economics of System Optimization* 17 Royalties $25 M Rent $20 M G&A $30 M EBITDA Divested EBITDA Gained = * Estimates based on Company’s current outlook.

Organic Growth
Organic Growth
•
•
Continue to invest in core business
Continue to invest in core business
Shareholder Value
Shareholder Value
•
•
Opportunity for regular dividend growth and
Opportunity for regular dividend growth and
share repurchases
share repurchases
Optimize Shareholder Returns
Optimize Shareholder Returns

STEVE HARE Chief Financial Officer Chief Financial Officer 19 © 2013 Oldemark LLC

Preliminary Q2 2013 Highlights
Q2 2013 North America
Same-Store Sales
1-Year 2-Year
Company-Operated 0.4% 3.6%
Franchise 0.3% 3.5%
N.A. Company Restaurant
Margin +260 bps
Q2 2013   16.7%
Q2 2012   14.1%
N.A. Company Restaurant
Margin +260 bps
Q2 2013   16.7%
Q2 2012   14.1%
April
June
May

Preliminary Q2 2013 Financial Summary
*See reconciliation of Adjusted EBITDA and Adjusted EPS in the appendix.
Q2
2013
Q2
2012
%
Change
Sales 571.2 $ 566.1 $  0.9%
Franchise revenues 79.3 79.8 -0.5%
Total revenues 650.5 $ 645.9 $  0.7%
Adjusted EBITDA* 102.1 $ 89.1 $     14.6%
Adjusted EPS* 0.08 $  0.05 $     60.0%
($ in millions except per share amounts)
(Unaudited)

Adjusted Income and Special Items
Adjusted Income and Special Items
22 *See reconciliation of Adjusted Income and Adjusted EPS in the appendix.
(In Thousands Except Per Share Amounts)
(Unaudited)
Per share Per share
(a)
Adjusted income and adjusted earnings per share* 31,779 $        0.08 $            19,221 $        0.05 $
(Less) plus:
Loss on early extinguishment of debt (13,137) (0.03) (15,621) (0.04)
Depreciation of assets that will be replaced as part of the Image Activation initiative   (2,654) (0.01) - -
Facilities action charges, net (3,986) (0.01) (6,164) (0.01)
Impairment of long-lived assets - - (2,018) (0.01)
Costs associated with closed restaurants in other operating expense, net  - - (911) (0.00)
Total adjustments (19,777) (0.05) (24,714) (0.06)
Net income (loss) 12,002 0.03 (5,493) (0.01)
Net loss attributable to noncontrolling interests 222 0.00 - -
Net income (loss) and earnings per share attributable to The Wendy's Company 12,224 $        0.03 $            (5,493) $         (0.01) $
2013 2012
Second Quarter

Selected Balance Sheet Highlights
($ in millions)
(unaudited)
Cash 489 $
Senior Debt 1,429 $
Capital Leases and Other Debt 42
Total Debt 1,471 $
TTM Adjusted EBITDA* 360 $
Total Debt / TTM Adjusted EBITDA* 4.1x
Net Debt / TTM Adjusted EBITDA* 2.7x
June 30, 2013
*See reconciliation of Adjusted EBITDA in the appendix.

2013 Outlook: Trending Toward High End of Range
Adjusted EPS:
$0.20 to $0.22, 18% to 29% increase vs. 2012
Estimates based on Company’s current outlook. 24
Adjusted EBITDA:
$350 to $360 million, 5% to 8% increase vs. 2012

2013 Outlook
2013 Outlook
Estimates based on Company’s current outlook. 25
•
SSS of 2.0 to 3.0%
•
Restaurant margin of 14.2 to 14.5 percent
•
25 Company IA openings & 100 Company IA reimages
•
Franchise Reimages:
•
$10 million in IA franchisee incentive program expense
•
150 applications
•
100 restaurants in active process, expect most to be open or under construction by end of 2013

25% Dividend Increase
New quarterly rate $0.05
Payable: Sept. 17, 2013
Record Date: Sept. 3, 2013
$100 million Share Repurchase Authorization
Intend to begin purchasing shares in Q3
Current authorization expires Dec. 29, 2013

Adjusted EBITDA growth rate in high-single to low-double-digit range Reaffirm Adjusted EPS growth rate to mid-teens Raising LONG-TERM OUTLOOK: 27 © 2013 Oldemark LLC

JOHN BARKER JOHN BARKER Chief Communications Chief Communications Officer Officer 28 © 2013 Oldemark LLC

2013 Events
Aug. 7: 10-Q filing
Aug. 15: Sell-side reception in New York
Sept. 24: Image Activation tour in Philadelphia (host: CL King)
Oct. 2: Image Activation tour in New York (host: JP Morgan)
Nov. 7: 3Q earnings release
Nov. 12: Image Activation tour in Dublin (host: Stephens)

Investor Relations Calendar

Q&A 30

Appendix 31

Reconciliation of Adjusted EBITDA to Net Income (Loss)
Attributable to The Wendy's Company

2013 2012 2013 2012
Adjusted EBITDA 102,086 $ 89,073 $  179,385 $ 152,954 $
Less:
Depreciation and amortization (38,719) (35,947) (90,516) (68,258)
Impairment of long-lived assets - (3,270) - (7,781)
Facilities action charges, net (6,377) (9,988) (9,415) (16,131)
Costs associated with closed restaurants in other operating expense, net - (1,477) - (1,477)
Operating profit 56,990 38,391 79,454 59,307
Interest expense (18,964) (28,002) (39,928) (56,237)
Loss on early extinguishment of debt (21,019) (25,195) (21,019) (25,195)
Investment income and other income (expense), net 48 640 (2,223) 29,571
Income (loss) before income taxes and noncontrolling interests 17,055 (14,166) 16,284 7,446
(Provision for) benefit from income taxes (5,053) 8,673 (2,149) 1,795
Net income (loss) 12,002 (5,493) 14,135 9,241
Net loss (income) attributable to noncontrolling interests 222 - 222 (2,384)
Net income (loss) attributable to The Wendy's Company 12,224 $  (5,493) $   14,357 $  6,857 $
(In Thousands)
Reconciliation of Adjusted EBITDA to Net Income (Loss)
Attributable to The Wendy's Company
Six Months Three Months
(Unaudited)

Reconciliation of Adjusted Income (Loss) and Adjusted Earnings Per Share to
Net Income and Earnings Per Share Attributable to The Wendy's Company
Per share Per share
(a)
Per share Per share
Adjusted income and adjusted earnings per share 31,779 $         0.08 $             19,221 $         0.05 $             44,878 $         0.11 $             22,568 $         0.06 $
(Less) plus:
Loss on early extinguishment of debt (13,137)    (0.03)        (15,621)    (0.04)        (13,137)    (0.03)        (15,621)    (0.04)
Depreciation of assets that will be replaced as part of the Image Activation initiative   (2,654)             (0.01)              -                      -                      (11,721)           (0.03)              -                      -
Facilities action charges, net (3,986)             (0.01)              (6,164)             (0.01)              (5,885)             (0.01)              (9,972)             (0.03)
Gain on sale of investment, net -                      -                      -                      -                      -                      -                      17,978            0.05
Impairment of long-lived assets -                      -                      (2,018)             (0.01)              -                      -                      (4,801)             (0.02)
Costs associated with closed restaurants in other operating expense, net  -                      -                      (911)               (0.00)              -                      -                      (911)               (0.00)
   Total adjustments (19,777)           (0.05)              (24,714)           (0.06)              (30,743)           (0.07)              (13,327)           (0.04)
Net income (loss) 12,002            0.03               (5,493)             (0.01)              14,135            0.04               9,241              0.02
Net loss (income) attributable to noncontrolling interests 222                0.00               -                      -                      222                0.00               (2,384)             (0.00)
Net income (loss) and earnings per share attributable to The Wendy's Company 12,224 $         0.03 $             (5,493) $          (0.01) $            14,357 $         0.04 $             6,857 $           0.02 $
Reported number of shares used to calculate diluted income (loss) per share   397,884          389,978          396,789          392,001
Plus: Dilutive effect of stock options and restricted shares -                      1,748              -                      -
Adjusted number of shares used to calculate adjusted earnings per share   397,884          391,726          396,789          392,001
     per share amounts.
     Included above is a reconciliation of the number of shares used to calculate adjusted earnings used to calculate basic and diluted loss per share, as the impact would have been anti-dilutive.
     of stock options and restricted shares, which were excluded from the reported number of shares
(a)
Adjusted earnings per share amounts, for the second quarter of 2012, include the dilutive effect
2013 2012 2013 2012
Reconciliation of Adjusted Income and Adjusted Earnings Per Share to Net Income (Loss)
and Earnings Per Share Attributable to The Wendy's Company
(In Thousands Except Per Share Amounts)
(Unaudited)
Three Months Six Months